Net Loss Per Share	12 Months Ended
Dec. 31, 2020
Net Loss Per Share
Net Income (Loss) Per Share

Note 11. Net Loss Per Share

Pursuant to the Amended and Restated Certificate of Incorporation and as a result of the Business Combination and reverse recapitalization, the Company has retrospectively adjusted the weighted average shares outstanding prior to September 29, 2020 to give effect to the exchange ratio used to determine the number of shares of common stock into which the pre-combination Velodyne common and preferred stock converted.

Basic net income (loss) per share is computed based on the weighted average number of shares of common stock outstanding during the period. Diluted net income (loss) per share is computed based on the weighted average number of common shares outstanding plus the effect of dilutive potential common shares outstanding during the period using the treasury stock method. During the periods when there is a net loss, potentially dilutive common stock equivalents have been excluded from the calculation of diluted net loss per share as their effect is anti-dilutive.

Warrants to purchase 24,876,512 shares of common stock at $11.50 per share were issued during Graf’s initial public offering. As of December 31, 2020, there were 9,598,538 warrants exercised and 7,198,898 shares of common stocks issued under warrant exercises. The 15,277,974 outstanding warrants were excluded from the basic and diluted net loss per share as they were anti-dilutive given the Company had a net loss for all periods presented.

The following common stock equivalents have also been excluded from the computation of diluted net loss per share for the periods presented because including them would have been antidilutive (in thousands):

	Year Ended December 31,
	2020	2019	2018
Stock options	597	157	304
RSAs	4,184	4,184	4,184
RSUs	6,320	9,540	6,427
Total	11,101	13,881	10,915